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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2003

                             IMS HEALTH INCORPORATED
             (Exact name of registrant as specified in its charter)

                Delaware              001-14049            06-1506026
           (State of           (Commission File Number)   (IRS Employer
           incorporation)                                 Identification No.)

                 1499 Post Road
                 Fairfield, Connecticut                   06824
               (Address of principal executive offices) (Zip Code)


                                 (203) 319-4700
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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Items 1-4.  Not Applicable.

Item 5.  OTHER EVENTS.

On February 4, 2003, IMS Health Incorporated issued a press release announcing that it will take a non-cash, non-recurring after-tax impairment charge of approximately $26 million in the fourth quarter of 2002 on its investment in the TriZetto Group (Nasdaq: TZIX). A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.



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Item 6.  Not Applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

  EXHIBIT
  NUMBER                               EXHIBIT DESCRIPTION
  -------                              -------------------
   99.1                       Press Release of the Registrant dated
                                        February 4, 2003

Item 8-9.  Not Applicable.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             IMS HEALTH INCORPORATED

                      By:   /s/ Robert H. Steinfeld
                            ------------------------------------------
                      Name:     Robert H. Steinfeld
                      Title:    Senior Vice President, General Counsel
                                 and Corporate Secretary

Date:  February 5, 2003













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                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                               EXHIBIT DESCRIPTION
  -------                              -------------------
   99.1                       Press Release of the Registrant dated
                                        February 4, 2003












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